                            CERTIFICATION OF OFFICERS
                       OF NESS ENERGY INTERNATIONAL, INC.
                            PURSUANT TO 18 USC & 1350

I hereby certify that the accompanying report on Form 10-Q for the period ended
June 30, 2002, and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the
"Report") by Ness Energy International, Inc. fully complies with the requirements of that section.

I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

/s/  Hayseed Stephens
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Hayseed Stephens, President
And Chief Executive Officer

/s/  Bob Lee
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Bob Lee, Chief Financial Officer